UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 North Water Street, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Nicole J. Best, Treasurer and Principal Accounting Officer; Heartland Group, Inc., 789 North Water Street, Milwaukee, WI

(Name and address of agent for service)

Conrad Goodkind.; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMIANNUAL REPORT

June 30, 2005 (unaudited)

Select Value Fund

Value Plus Fund

Value Fund

What It Means To Be A Value Investor

The essence of value investing is grounded in the time-tested approach outlined by Professors Benjamin Graham and David Dodd, co-authors of Security Analysis. They pioneered this methodology in 1934. For over half a century, the Graham and Dodd philosophy has attracted a successful circle of disciples, including Heartland Advisors.

At Heartland, this means bargain hunting – relentlessly analyzing overlooked and unpopular stocks, always looking for a measurable and positive difference between the true worth of a company and its current stock price. We often find that a company’s stock is undervalued because it is:

•	Underfollowed by Wall Street analysts

•	Temporarily oversold or out of favor

•	Misunderstood by investors

•	An emerging opportunity as yet undiscovered

We believe this is the most intelligent way to build a portfolio.

2 |	Semiannual Report

The Heartland Family Of Equity Funds — Summary Of Value

“At Heartland, we take a long-term approach to investing. The stock market tends to be emotional, often overtaken by fear or greed. Too many speculators overreact to the headlines of the day. We believe this creates opportunities for the objective, long-term investor.”

— William J. Nasgovitz
President

Performance for the Period Ended June 30, 2005[1]	Heartland Select Value Fund [2]	Heartland Value Plus Fund	Heartland Value Fund
6 Months*	4.45%	-3.88%	-5.60%
1 Year	16.12	4.31	-1.14
Average Annual Total Return for:
3 Years	13.39%	16.63%	14.52%
5 Years	15.72	14.85	17.04
10 Years	—	13.06	13.91
15 Years	—	—	15.56
Since Inception	13.03	12.66	15.17

Value of hypothetical investment of $10,000 from inception date[3]	$29,079 (10/11/96)	$40,243 (10/26/93)	$181,157 (12/28/84)

*	Not annualized

[1]	Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Funds invest in stocks of small companies that may be more volatile and less liquid than those of larger companies. The Select Value and Value Plus Funds also invest in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The change in value of a single holding may have a more pronounced effect on the Fund’s net asset value and performance than for other funds. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance.

[2]	Through November 30, 2001, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns of the Select Value Fund prior to December 1, 2001 would have been lower.

[3]	Value of $10,000 from inception represents a hypothetical investment in the Fund for the period ended June 30, 2005.

The opinions expressed in this Semiannual Report are those of the portfolio manager, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed.

June 30, 2005	| 3

Heartland Select Value Fund

Portfolio Management Team Hugh Denison	Fund Performance
	Average Annual Total Returns as of June 30, 2005	Year-to- Date*	One Year	Three Years	Five Years	Since Inception (10/11/96)
	Heartland Select Value Fund	4.45%	16.12%	13.39%	15.72%	13.03%
	S&P MidCap 400 Barra Value Index***	4.12	15.97	14.68	15.62	14.81	**
	S&P 500 Index***	-0.81	6.32	8.28	-2.37	8.15
David Fondrie, CPA

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Through November 30, 2001, the Advisor voluntarily waived a portion of the Fund’s expenses. Waivers are no longer in effect. Without such waivers, total returns prior to December 1, 2001 would have been lower.

*       Not annualized.

**     For comparison purposes, the value of the S&P MidCap 400 Barra Value Index on September 30, 1996 is used as the beginning value on October 11, 1996. Index definitions are listed on the final page of this report. It is not possible to invest directly in an index.

***  Source: FactSet Research Systems, Inc.

Ted Baszler, CPA, CFA

Investment Goal. The Select Value Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Select Value Fund invests primarily in common stocks whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its disciplined value criteria to identify what it believes are the best available investment opportunities for the Select Value Fund. Using a multi-cap approach, the Fund invests in companies of all sizes, although the companies normally have market capitalizations in excess of $500 million.

Investment Considerations. The Select Value Fund invests in small and mid-sized companies that are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance.

Management Report

We are pleased to report to shareholders that for the first half of 2005, the Heartland Select Value Fund was up 4.45%. The Fund outperformed the widely quoted S&P 500 Index for this year-to-date period, which had a total return of -0.81%. It also outpaced the 4.12% total return of the benchmark for the Fund – the S&P MidCap 400 Barra Value Index – for the six months ended June 30, 2005.

It is also worth noting that over the trailing 12-month period, the Select Value Fund outperformed the vast majority of its peers for total return in the Multi-Cap Value category, according to Lipper.

More importantly, the Fund’s longer-term performance has also been impressive. For the 3-year, 5-year and since inception periods, the Select Value Fund ranked in the top 11%, 2%, and 5%, respectively, of Lipper’s Multi-Cap Value category.

Lipper Ranking - among Multi-Cap Value Funds

Heartland Select Value Fund	Ranking in Universe	Percentile
1 Year	36 out of 467	8%
3 Years	38 out of 361	11%
5 Years	3 out of 237	2%
Since Inception	6 out of 121	5%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 17, 1996. Lipper category definitions are listed on the final page of this report.

4 |	Semiannual Report

Our Core Value Style

Throughout the first half of the year, shareholders of the Heartland Select Value Fund benefited from our multi-capitalization investment process, both in total returns and through diversification. This approach, along with our bargain-hunting investment process, aided the Fund in delivering outstanding returns for the first six months of the year.

With this core value style, the Select Value Fund is designed and managed to be a principal holding in an investor’s portfolio. To achieve this objective, the Fund invests in large, mid, and small company stocks while strictly adhering to our disciplined, value-driven investment process. As of June 30, 2005, the Fund held:

Capitalization Breakdown (% of Total Investments)

Heartland Select Value Fund	As of June 30, 2005
Large-Cap Companies	29.1%
Mid-Cap Companies	47.8%
Small-Cap Companies	19.5%
Short-term Investments	3.6%

Heartland Advisors considers large-cap companies to be larger than $10 billion in market cap, mid-cap companies to be between $2 billion and $10 billion, and small-cap companies to be smaller than $2 billion. Portfolio holdings are subject to change without notice.

We believe the flexibility within our core value style has allowed our experienced portfolio management team to pursue the best values in the stock market, regardless of where they fell in the capitalization spectrum.

Contributors Across the Market Cap Spectrum

As we often say, “we’re focused on value, not size.” For the Select Value Fund, this has not only been a catchy sound bite, but also an accurate reflection of how we believe our investment process has benefited shareholders. In fact, holdings in the large, mid and small company sectors of the market all made positive contributions to the total return of the Fund for the six-month period ended June 30, 2005.

Examples of this can be seen in the list of top 10 holdings. Within the large company sector, ConocoPhillips Co. and Anadarko Petroleum Corp. are two companies in the energy sector that benefited from higher oil prices. Among mid-size companies, Humana, Inc., one of the nation’s largest health benefits companies, and Goodrich Corp., a leading supplier to the aerospace industry, both made positive contributions to Fund returns.

In the small company area, Plexus Corp. was a key contributor. Plexus is a Wisconsin-based technology firm specializing in mechanical, electronic and software design, and contract manufacturing, including printed circuit board development and prototyping services.

Outlook Calls for Long-term Wealth Creation

In today’s world, we are all bombarded with statistics on a daily basis. Trade deficits, jobs data, money supply, energy prices, interest rates – the list goes on and on and on. As we step back from the minutia, we believe the bigger picture suggests the current economic climate may be a fertile one for value-oriented investors. While we cannot ignore the perils of global conflict, energy prices, or the other disasters du jour, our opinion is that the continuation of low inflation and uncommonly low interest rates suggest long-term shareholders may continue to be rewarded.

Select Value Fund — Growth of $10,000 since inception

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/11/96) period ended June 30, 2005. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Weighted Median Valuation Analysis

Source: FactSet Research Systems, Inc.

*	Based on trailing 12-month actual earnings.

Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents)	47
Net assets	$119 mil.
NAV	$24.41
Median market cap	$3,468 mil.
Weighted average market cap	$16,765 mil.

Top Ten Holdings – % of Net Assets (Excludes cash equivalents)

NRG Energy, Inc.	3.2%
Darden Restaurants, Inc.	2.8
Union Pacific Corp.	2.7
ConocoPhillips Co.	2.7
Humana, Inc.	2.7
Goodrich Corp.	2.6
Dana Corp.	2.5
Hewlett-Packard Co.	2.5
Anadarko Petroleum Corp.	2.5
Ryder System, Inc.	2.5

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 6/30/05.

June 30, 2005	| 5

Heartland Value Plus Fund

Portfolio Management Team Rodney Hathaway, CFA	Fund Performance
	Average Annual Total Returns as of June 30, 2005	Year -to- Date*	One Year	Three Years	Five Years	Ten Years	Since Inception (10/26/93)
	Heartland Value Plus Fund	-3.88%	4.31%	16.63%	14.85%	13.06%	12.66%
	Russell 2000 Value Index**	0.90	14.39	14.15	16.12	13.89	12.95
	Russell 2000 Index**	-1.25	9.45	12.81	5.71	9.90	9.69
William J. Nasgovitz

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on the distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

*       Not annualized.

**     Source: FactSet Research Systems, Inc.

Investment Goal. The Value Plus Fund seeks long-term capital appreciation and modest current income.

Principal Investment Strategies. The Value Plus Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally seeks to invest in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which may provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

Eric J. Miller, CMA

Investment Considerations. The Value Plus Fund invests in small companies that are generally less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings may increase the volatility of the Fund’s returns. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance.

Management Report

The first half of 2005 was, for the most part, rather lackluster. Both large and small company stocks were down, with the S&P 500 and the Russell 2000 Indices finishing this six-month period slightly underwater, with total returns of -0.81% and -1.25%, respectively. In this environment, the Heartland Value Plus Fund struggled, finishing the period -3.88%. The benchmark for the Fund, the Russell 2000 Value Index of low price-to-book small company stocks, was one of the few market yardsticks in positive territory with a nearly de minimis total return of 0.90% for the first half of the year.

In contrast, the market showed noteworthy strength at the end of the second quarter of the year. Rebounding in May and finishing strong in June, the Value Plus Fund was up 4.39% for the last month of the first half of 2005. The Russell 2000 and Russell 2000 Value Indices were up 3.86% and 4.42%, respectively, for this brief period.

With that in mind, however, we prefer that our Fund shareholders focus on our longer-term results. This is the case through both Bull and Bear Markets, and whether the Fund has recently outperformed or trailed its peers. In fact, we are pleased to inform shareholders that for the 5-year period ended June 30, 2005, the Value Plus Fund is ranked in the top 15% of Lipper’s Small-Cap Core category.

Lipper Ranking -among Small-Cap Core Funds

Heartland Value Plus Fund	Ranking in Universe	Percentile
1 Year	521 out of 596	88%
3 Years	53 out of 476	12%
5 Years	47 out of 332	15%
10 Years	30 out of 97	31%
Since Inception	20 out of 64	31%

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is October 28, 1993. Lipper category definitions are listed on the final page of this report.

6 |	Semiannual Report

Dividend-Paying Stocks Yield Results…

A major market movement in the first half of 2005, which was also at play throughout 2004, was the trend toward more defensive investment strategies. On the whole, we believe this shift in preference among investors has been a strong hindrance to Fund performance as investing in small company stocks is certainly a long-term pursuit.

As a result of this trend – and because of the favorable tax treatment for qualified dividends – those stocks paying dividends outperformed their non-dividend paying counterparts. Though generally associated with large company stocks, this preference for dividend payers was also evident in small company stocks and in the portfolio of the Value Plus Fund. Indeed, several of the top contributors to the total return of the Fund in the first half of 2005 paid dividends to stockholders.

In fact, four of the top five holdings of the Fund fell into this category. This very diversified list included NICOR, Inc., a North American distributor of natural gas, UnumProvident Corp., the largest provider of disability income protection insurance in the United States and the United Kingdom, and Barnes Group, Inc., a precision metal components manufacturer for the aerospace industry.

With More Companies Stepping up Payouts…

Rounding out this list of four is Oakley, Inc., which also was a positive contributor to the Fund’s performance over the six months ended June 30, 2005. In late 2004, the designer and manufacturer of distinctive sunglasses and other apparel joined the ranks of companies that have recently increased their dividend payouts. This news, along with solid earnings growth, helped move this stock higher in 2005. Similarly, Stride Rite Corp. announced in April of this year that the company was increasing the size of its dividend to stockholders. This leading marketer of children’s footwear, which is also a top 10 holding in the Value Plus Fund, also made positive contributions to the total return of the Fund.

Tech and Healthcare Still Not Getting Traction

As we wrote in our Annual Report to shareholders just six months ago, investors were generally staying away from stocks in the technology sector – along with other higher volatility/higher returning areas of the market, such as healthcare. As a result, stocks in these sectors lagged for the first half of 2005. While the Value Plus Fund felt the impact of this, we strongly believe Fund holdings in these industry groups will benefit long-term shareholders.

Our Outlook Remains Positive

As we look at the market from our bottom-up perspective – first by stock, then by sector, then to the financial markets and the overall economy – we are finding more and more material reasons to be Bullish. We continue to find undervalued small company stocks we believe have the financial strength to pay dividends to stockholders. Adding to our positive outlook is a backdrop of improving valuations, created as corporate profitability has grown while stock prices have temporarily stagnated. This has created even more attractive values. We believe this is a great time to be a long-term value investor.

Value Plus Fund — Growth of $10,000 since inception

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (10/26/93) period ended June 30, 2005. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Weighted Median Valuation Analysis

Source: FactSet Research Systems, Inc.

*	Based on trailing 12-month actual earnings.

Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents)	43
Net assets	$319.9 mil.
NAV	$25.75
Median market cap	$1,087 mil.
Weighted average market cap	$1,486 mil.

Top Ten Holdings – % of Net Assets (Excludes cash equivalents)

NICOR, Inc.	3.2%
UnumProvident Corp.	3.2
Barnes Group, Inc.	3.1
Shire Pharmaceuticals Group PLC (ADR)	3.0
Oakley, Inc.	2.9
Nu Skin Enterprises, Inc. (Class A)	2.9
Novell, Inc.	2.9
Federal Signal Corp.	2.8
Stride Rite Corp.	2.8
The Pep Boys — Manny, Moe & Jack	2.8

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 6/30/05.

June 30, 2005	| 7

Heartland Value Fund

Portfolio Management Team William J. Nasgovitz	Fund Performance
	Average Annual Total Returns as of June 30, 2005	Year-to- Date*	One Year	Three Years	Five Years	Ten Years	Since Inception (12/28/84)
	Heartland Value Fund	-5.60%	-1.14%	14.52%	17.04%	13.91%	15.17%
	Russell 2000 Value Index**	0.90	14.39	14.15	16.12	13.89	13.67
	Russell 2000 Index**	-1.25	9.45	12.81	5.71	9.90	11.21
Eric J. Miller, CMA

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on the distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com.

*       Not annualized.

**     Source: FactSet Research Systems, Inc.

Brad A. Evans, CFA

Investment Goal. The Value Fund seeks long-term capital appreciation through investing in small companies.

Principal Investment Strategies. The Value Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in micro-capitalization companies, those companies with market capitalizations of less than $300 million.

Investment Considerations. The Value Fund invests primarily in small companies selected on a value basis. Such securities may be more volatile and less liquid than those of larger companies and there is risk that the broad market may not recognize the intrinsic value of such securities. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance.

Management Report

Largely the result of encouraging returns in June, the stock market finished the first half of 2005 in roughly the same place where it began. The Russell 2000 Index of small company stocks and the benchmark Russell 2000 Value Index of lower price-to-book small company stocks returned -1.25% and 0.90%, respectively, for the first six months of 2005. Similarly, the S&P 500 Index of large company stocks was -0.81% for this period.

In contrast, the ultra-large company Dow Jones Industrial Average and technology-laden Nasdaq Composite both sold off in the final month of the period and were decidedly negative for the first half of 2005. These two market measures had total returns of -4.71% and -5.45%, respectively.

The Heartland Value Fund, which is focused on investing in small and very small companies that we believe are undervalued, was down 5.60% for this difficult six-month period.

Lipper Ranking -among Small-Cap Core Funds

Heartland Value Fund	Ranking in Universe	Percentile
1 Year	573 out of 596	97%
3 Years	130 out of 476	28%
5 Years	23 out of 332	7%
10 Years	20 out of 97	21%
15 Years	2 out of 27	Ranked #2
Since Inception	1 out of 12	Ranked #1

Lipper is an independent monitor of fund performance. Rankings reflect historical total returns relative to peers and are not intended to predict future results. Lipper does not guarantee the accuracy of this information. For purposes of Lipper rankings, the inception date of the Fund is January 3, 1985. Lipper category definitions are listed on the final page of this report.

8 |	Semiannual Report	June 30, 2005

20 years (and Counting) of Value Investing

Having now celebrated the 20th Anniversary of the Value Fund, experience has taught us that short-term performance, such as a six-month total return, can be volatile. As disciplined long-term value investors, we would prefer that our shareholders – in both good times and bad – take a longer-term view of the Fund’s total returns and peer group rankings. We are particularly proud that since inception, within Lipper’s Small-Cap Core category, the Value Fund’s 15.17% annualized return is ranked #1 as of June 30, 2005.

Small Caps Continue to Outpace Micro Caps

In a market-wide trend that carried over from 2004, investors continued to favor more defensive investment strategies throughout the first half of 2005. This could certainly have been seen in the Treasury market, where investors persistently bid up the prices – and in turn bid down yields – on long-term government bonds. This occurred despite the fact that the Federal Reserve was repeatedly ratcheting up the yield on short-term T-Bills.

This trend was also evident in the small and micro-cap stocks, in which the Value Fund principally invests. As you might expect in a defensive market, small company stocks outperformed smaller micro-caps. While the Russell 2000 returned -1.25%, the total return of the Russell MicrocapTM Index was much more dramatic at -4.50%, for the six-month period ended June 30, 2005. Since the Value Fund had substantial allocation to micro caps, this hindered overall performance.

Domestic Oil Deserves a Premium Price Tag

The highly publicized Energy sector stocks were, as many investors know, pulled higher during the first half of 2005. In fact, the Energy sector was the best performing group in both the Value Fund’s portfolio and the benchmark index. Because we believe many stocks in this sector have risen “too far, too fast,” and may even reflect brazen speculation, we have taken profits in this area. We do, however, believe that companies benefiting from proven oil and coal reserves that are not directly impacted by geopolitical risk – such as quality domestic reserves – should trade at a premium to the rest of the sector. Value Fund holdings such as Clayton Williams Energy, Inc., a top 10 holding, as well as Forest Oil Corp. and Plains Exploration & Production Co. fit this description. More importantly, all three holdings made positive contributions to performance in the first half of 2005.

Value Fund Investors Should Be Bullish

As noted above, micro-cap stocks have trailed their larger counterparts, primarily as investors have preferred more defensive strategies. However, we believe we have seen a definite change in sentiment, and investors may again be warming up to this top-performing asset class. We believe this is a powerful reason to be Bullish on small and micro-cap value stocks.

In the Heartland Value Fund, we will continue to apply our disciplined, bargain-hunting investment process to identify small and micro-cap stocks that we believe are undervalued and have the potential to deliver superior capital appreciation. We are proud of our track record. The Value Fund has delivered superior returns over the long term, as evident in the chart in the upper right corner entitled “Value Fund - Growth of $10,000 since inception.” We hope the Fund’s shareholders are equally pleased with our results.

Value Fund — Growth of $10,000 since inception

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Chart of growth of $10,000 represents a hypothetical investment in the Fund for the since inception (12/28/84) period ended June 30, 2005. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Weighted Median Valuation Analysis

Source: FactSet Research Systems, Inc.

*	Based on trailing 12-month actual earnings.

Portfolio Highlights and Statistics

Number of holdings (excludes cash equivalents)	221
Net assets	$1,576.0 mil.
NAV	$47.02
Median market cap	$203 mil.
Weighted average market cap	$550 mil.

Top Ten Holdings – % of Net Assets (Excludes cash equivalents)

InterDigital Communications Corp.	3.3%
Dynegy, Inc. (Class A)	2.0
Alliance Atlantis Communications, Inc. (Class B)	1.5
Sherritt International Corp.	1.5
Discovery Laboratories, Inc.	1.4
Sensient Technologies Corp.	1.3
Newpark Resources, Inc.	1.2
URS Corp.	1.2
Genitope Corp.	1.2
Clayton Williams Energy, Inc.	1.1

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are listed on the final page of this report. All information, unless otherwise indicated is as of 6/30/05.

June 30, 2005	| 9

Market Cap Segmentation – % of Total Investments

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked Equity 10-Point Investment Grid.™ We believe this bargain-hunting process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds as of June 30, 2005. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	Select Value Fund	Value Plus Fund	Value Fund
Micro-Cap Holdings – $0 million - $300 million in market capitalization	0.0%	16.5%	37.2%
Small-Cap Holdings – $300 million - $2 billion in market capitalization	19.5%	54.3%	46.5%
Mid-Cap Holdings – $2 billion - $10 billion in market capitalization	47.8%	23.0%	3.0%
Large-Cap Holdings – Greater than $10 billion in market capitalization	29.1%	0.0%	0.0%
Short-Term Investments	3.6%	6.2%	13.3%
Total	100.0%	100.0%	100.0%

Sector Allocation – % of Total Investments

The following table summarizes the sector classifications of each of the Heartland Funds as of June 30, 2005. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments for each Fund that follows. Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	Select Value Fund	Value Plus Fund	Value Fund
Consumer Discretionary	14.0%	14.0%	12.5%
Consumer Staples	6.2%	3.9%	3.1%
Energy	7.1%	9.3%	10.3%
Financials	14.5%	7.2%	10.4%
Health Care	8.9%	10.5%	15.8%
Industrials	15.0%	15.5%	14.4%
Information Technology	12.5%	19.2%	14.0%
Materials	9.6%	11.0%	4.0%
Telecommunication Services	2.0%	0.0%	0.0%
Utilities	6.6%	3.2%	2.2%
Short-Term Investments	3.6%	6.2%	13.3%
Total	100.0%	100.0%	100.0%

10 |	Semiannual Report

Financial Statements

Select Value Fund - Schedule of Investments	June 30, 2005 (unaudited)

COMMON STOCKS (97.4%)	Shares	Value
Aerospace & Defense (4.4%)
Goodrich Corp.	76,200	$3,121,152
Triumph Group, Inc. (a)	60,000	2,085,600

		5,206,752
Air Freight & Logistics (2.5%)
Ryder System, Inc.	80,000	2,928,000

Airlines (1.7%)
Southwest Airlines Co.	150,000	2,089,500

Auto Components (4.6%)
Dana Corp.	200,000	3,002,000
BorgWarner, Inc.	46,000	2,468,820

		5,470,820
Building Products (1.7%)
ElkCorp	70,000	1,998,500
Chemicals (3.7%)
Agrium, Inc. (CAD)(b)	125,000	2,443,256
RPM International, Inc.	110,200	2,012,252

		4,455,508
Commercial Banks (3.9%)
Huntington Bancshares, Inc.	100,000	2,414,000
Marshall & Ilsley Corp.	50,000	2,222,500

		4,636,500

Communications Equipment (2.4%)
Motorola, Inc.	154,100	2,813,866

Computers & Peripherals (2.5%)
Hewlett-Packard Co.	125,000	2,938,750

Construction & Engineering (2.1%)
Washington Group International, Inc. (a)	50,000	2,556,000

Containers & Packaging (1.7%)
Smurfit-Stone Container Corp. (a)	200,000	2,034,000

Diversified Telecommunication Services (2.0%)
Telefonos de Mexico SA de CV (ADR)	125,000	2,361,250

Electric Utilities (2.1%)
Allegheny Energy, Inc. (a)	100,000	2,522,000

Electronic Equipment & Instruments (4.3%)
Plexus Corp. (a)	200,000	2,846,000
Avnet, Inc. (a)	100,000	2,253,000

		5,099,000

Energy Equipment & Services (2.0%)
Tidewater, Inc.	61,300	2,336,756

Food Products (6.3%)
Chiquita Brands International, Inc.	105,000	2,883,300
Tyson Foods, Inc. (Class A)	120,000	2,136,000
Dean Foods Co. (a)	60,000	2,114,400
TreeHouse Foods, Inc. (a)	12,000	342,120

		7,475,820
Health Care Providers & Services (5.0%)
Humana, Inc. (a)	79,300	3,151,382
HCA, Inc.	50,000	2,833,500

		5,984,882
Hotels, Restaurants & Leisure (3.8%)
Darden Restaurants, Inc.	99,200	3,271,616
Ruby Tuesday, Inc.	50,000	1,295,000

		4,566,616
Household Durables (1.8%)
Furniture Brands International, Inc.	100,000	$2,161,000

Independent Power Producers & Energy Traders (3.1%)
NRG Energy, Inc. (a)	100,000	3,760,000

Insurance (6.8%)
The Allstate Corp.	47,200	2,820,200
UnumProvident Corp.	150,000	2,748,000
Jefferson-Pilot Corp.	50,000	2,521,000

		8,089,200
Metals & Mining (2.2%)
Oregon Steel Mills, Inc. (a)	150,000	2,581,500

Multi-Utilities (1.4%)
Wisconsin Energy Corp.	42,000	1,638,000

Multiline Retail (2.0%)
Dollar Tree Stores, Inc. (a)	100,000	2,400,000

Oil, Gas & Consumable Fuels (5.2%)
ConocoPhillips Co.	56,000	3,219,440
Anadarko Petroleum Corp.	35,700	2,932,755

		6,152,195
Paper & Forest Products (2.1%)
P.H. Glatfelter Co.	200,000	2,480,000

Pharmaceuticals (3.9%)
Pfizer, Inc.	100,000	2,758,000
Biovail Corp. (CAD)(a)(b)	125,000	1,929,907

		4,687,907
Road & Rail (2.7%)
Union Pacific Corp.	50,000	3,240,000

Semiconductors (3.6%)
Applied Materials, Inc.	140,000	2,265,200
MEMC Electronic Materials, Inc. (a)	125,000	1,971,250

		4,236,450
Specialty Retail (1.9%)
United Auto Group, Inc.	75,000	2,235,000

Thrifts & Mortgage Finance (4.0%)
Washington Mutual, Inc.	60,000	2,441,400
MGIC Investment Corp.	35,000	2,282,700

		4,724,100

TOTAL COMMON STOCKS (Cost $91,995,350)		$115,859,872

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2005	| 11

Select Value Fund - Schedule of Investments (Continued)	June 30, 2005 (unaudited)

SHORT-TERM INVESTMENTS (3.6%)	Par Amount	Value
U.S. GOVERNMENT AND
AGENCY SECURITIES (2.5%)
U.S. Treasury Bills, 08/11/05	$3,000,000	$2,990,095

TIME DEPOSITS (1.1%) (+)
Brown Brothers Harriman 2.70%,	1,278,448	1,278,448

TOTAL SHORT-TERM INVESTMENTS (Cost $ 4,268,779)		$4,268,543

TOTAL INVESTMENTS (Cost $96,264,129) (101.0%)		$120,128,415
Other assets and liabilities, net (-1.0%)		(1,145,819)

TOTAL NET ASSETS (100.0%)		$118,982,596

(a)	Non-income producing security.

(b)	Foreign-denominated security.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2005.

ADR - American Depositary Receipt.

CAD - Canadian issuer.

Effective as of March 31, 2005, industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Prior to that time, Heartland Advisors, Inc. utilized other sources to determine industry and sector classifications.

The accompanying Notes to Financial Statements are an integral part of these Statements.

12 |	Semiannual Report

Value Plus Fund - Schedule of Investments	June 30, 2005 (unaudited)

COMMON STOCKS (93.4%)	Shares	Value
Auto Components (2.3%)
Standard Motor Products, Inc.	550,000	$7,260,000

Biotechnology (0.7%)
GTC Biotherapeutics, Inc. (a)	1,303,122	2,189,245

Building Products (2.4%)
Apogee Enterprises, Inc.	504,300	7,751,091

Chemicals (6.3%)
Lubrizol Corp.	200,000	8,402,000
Sensient Technologies Corp.	350,000	7,213,500
Agrium, Inc. (CAD)(b)	240,000	4,691,052

		20,306,552
Commercial Banks (1.1%)
Chittenden Corp.	125,000	3,400,000

Computers & Peripherals (2.7%)
Imation Corp.	225,000	8,727,750

Electronic Equipment & Instruments (2.7%)
Nam Tai Electronics, Inc.	376,500	8,561,610

Energy Equipment & Services (7.6%)
Helmerich & Payne, Inc.	180,000	8,445,600
Tidewater, Inc.	215,000	8,195,800
Todco (Class A)(a)	300,000	7,701,000

		24,342,400
Food Products (1.0%)
B & G Foods, Inc.	225,000	3,294,000

Gas Utilities (3.2%)
NICOR, Inc.	250,000	10,292,500

Health Care Equipment & Supplies (1.4%)
Orthovita, Inc. (a)	1,128,572	4,435,288

Insurance (3.2%)
UnumProvident Corp.	550,000	10,076,000

IT Services (4.5%)
Perot Systems Corp. (Class A)(a)	525,000	7,465,500
StarTek, Inc.	425,000	6,978,500

		14,444,000
Leisure Equipment & Products (3.9%)
Oakley, Inc.	550,000	9,366,500
De Rigo S.p.A. (ADR)(a)	437,500	3,066,875

		12,433,375
Machinery (5.9%)
Barnes Group, Inc.	300,000	9,930,000
Federal Signal Corp.	575,000	8,970,000

		18,900,000
Marine (2.5%)
CP Ships, Ltd. (CAD)(b)	500,000	7,858,426

Metals & Mining (0.6%)
Gerdau Ameristeel Corp.	450,000	1,899,000

Oil, Gas & Consumable Fuels (1.7%)
Callon Petroleum Co. (a)	375,000	5,542,500

Paper & Forest Products (4.1%)
Sappi, Ltd. (ADR)	600,000	6,492,000
Wausau-Mosinee Paper Corp.	550,000	6,589,000

		13,081,000
Personal Products (2.9%)
Nu Skin Enterprises, Inc. (Class A)	400,000	9,320,000

Pharmaceuticals (8.0%)
Shire Pharmaceuticals Group PLC (ADR)	290,000	$9,512,000
Biovail Corp. (CAD) (a)(b)	554,500	8,561,067
Par Pharmaceutical Cos., Inc. (a)	235,000	7,475,350

		25,548,417
Real Estate (1.4%)
Government Properties Trust, Inc.	475,000	4,617,000

Road & Rail (4.7%)
Swift Transportation Co., Inc. (a)	350,000	8,151,500
Covenant Transport, Inc. (Class A)(a)	517,000	6,824,400

		14,975,900
Software (9.3%)
Novell, Inc. (a)	1,500,000	9,300,000
Mentor Graphics Corp. (a)	700,000	7,175,000
Borland Software Corp. (a)	1,000,000	6,860,000
Parametric Technology Corp. (a)	1,000,000	6,380,000

		29,715,000
Specialty Retail (5.0%)
The Pep Boys - Manny, Moe & Jack	650,000	8,801,000
Casual Male Retail Group, Inc. (a)	1,000,000	7,310,000

		16,111,000
Textiles, Apparel & Luxury Goods (2.8%)
Stride Rite Corp.	650,000	8,963,500

Thrifts & Mortgage Finance (1.5%)
Provident Financial Services, Inc.	275,000	4,831,750

TOTAL COMMON STOCKS (Cost $ 272,329,331)		$298,877,304

WARRANTS (0.4%)	Shares	Value
Biotechnology (0.4%)
StemCells, Inc. (a)(c)(d)	575,658	$1,329,770

TOTAL WARRANTS (Cost $ 0)		$1,329,770

SHORT-TERM INVESTMENTS (6.3%)	Par Amount	Value
U.S. GOVERNMENT AND
AGENCY SECURITIES (2.2%)
U.S. Treasury Bills, 08/11/05	$7,000,000	$6,976,887

TIME DEPOSITS (4.1%) (+)
Brown Brothers Harriman 2.70%	12,908,347	12,908,347

TOTAL SHORT-TERM INVESTMENTS (Cost $ 19,885,785)		$19,885,234
TOTAL INVESTMENTS (Cost $292,215,116) (100.1%)		$320,092,308
Other assets and liabilities, net (-0.1%)		(209,040)

TOTAL NET ASSETS (100.0%)		$319,883,268

(a)	Non-income producing security.

(b)	Foreign-denominated security.

(c)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.

(d)	Valued at fair value using methods determined by the Board of Directors. See 2(a) in Notes to Financial Statements.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2005.

ADR - American Depositary Receipt.

CAD - Canadian issuer.

Effective as of March 31, 2005, industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Prior to that time, Heartland Advisors, Inc. utilized other sources to determine industry and sector classifications.

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2005	| 13

Value Fund - Schedule of Investments	June 30, 2005 (unaudited)

COMMON STOCKS (88.6%)	Shares	Value
Aerospace & Defense (1.1%)
AAR Corp. (a)	500,000	$7,855,000
Allied Defense Group, Inc. (a)(b)	269,300	6,199,286
Ducommun, Inc. (a)	210,800	3,564,628

		17,618,914
Air Freight & Logistics (0.3%)
AirNet Systems, Inc. (a)(b)	1,000,000	4,210,000

Airlines (0.9%)
Mesa Air Group, Inc. (a)	1,000,000	6,710,000
MAIR Holdings, Inc. (a)	500,000	4,420,000
Midwest Air Group, Inc. (a)(b)	1,557,500	3,722,425

		14,852,425
Auto Components (0.2%)
Superior Industries International, Inc.	100,000	2,370,000
Hy-Drive Technologies, Ltd. (CAD)(a)(c)(d)(e)(f)	2,325,391	911,322

		3,281,322
Biotechnology (6.0%)
Discovery Laboratories, Inc. (a)(b)	3,000,000	21,869,999
Genitope Corp. (a)(b)	1,425,000	18,297,000
Kendle International, Inc. (a)(b)	1,000,000	15,150,000
OrthoLogic Corp. (a)(b)	3,100,000	11,997,000
Isolagen, Inc. (a)(b)	2,300,000	9,430,000
Discovery Partners International, Inc. (a)(b)	1,700,000	4,862,000
Keryx Biopharmaceuticals, Inc. (a)	250,000	3,300,000
Senesco Technologies, Inc. (a)(b)	1,300,000	2,327,000
AP Pharma, Inc. (a)	1,175,051	1,957,635
Stratagene Corp. (a)	183,216	1,592,147
Aphton Corp. (a)(b)	2,049,625	1,516,723
Sirna Therapeutics, Inc. (a)	750,000	1,312,500
PRAECIS Pharmaceuticals, Inc. (a)	721,767	375,319

		93,987,323
Building Products (0.4%)
Maezawa Kasei Industries Co., Ltd. (JPY)(c)	200,000	3,733,766
Patrick Industries, Inc. (a)(b)(d)	293,525	2,873,610

		6,607,376
Capital Markets (1.1%)
Stifel Financial Corp. (a)	400,000	9,664,000
LaBranche & Co., Inc. (a)	500,000	3,150,000
American Physicians Service Group, Inc. (b)	185,649	2,151,672
Oppenheimer Holdings, Inc. (Class A)(CAD)(c)	90,000	1,947,257

		16,912,929
Chemicals (1.8%)
Sensient Technologies Corp.	1,000,000	20,610,000
LESCO, Inc. (a)	300,000	3,778,500
Calgon Carbon Corp.	400,000	3,540,000

		27,928,500
Commercial Banks (2.0%)
Associated Banc-Corp. (h)	450,000	15,147,000
Independent Bank Corp.	186,500	5,261,165
AmeriServ Financial, Inc. (a)	381,500	2,041,025
Simmons First National Corp. (Class A)	75,100	2,035,961
Merchants and Manufacturers Bancorp., Inc. (d)	46,095	1,751,610
PAB Bankshares, Inc.	100,000	1,545,000
Guaranty Financial Corp. (d)(e)	10,388	1,475,096
Summit Bank Corp. (d)	100,000	1,412,000
SNB Bancshares, Inc. (a)	67,298	740,278

		31,409,135
Commercial Services & Supplies (6.1%)
The Geo Group, Inc. (a)(b)	486,900	$12,196,845
Intersections, Inc. (a)(b)	1,000,000	11,690,000
Barrett Business Services, Inc. (a)(b)	695,722	10,463,659
Exponent, Inc. (a)	300,000	8,574,000
FTI Consulting, Inc. (a)	400,000	8,360,000
SITEL Corp. (a)	3,261,900	6,882,609
Central Parking Corp.	500,000	6,875,000
TeleTech Holdings, Inc. (a)	750,000	6,112,500
Fuel-Tech N.V. (a)(b)	1,000,000	6,050,000
On Assignment, Inc. (a)	825,000	4,108,500
Volt Information Sciences, Inc. (a)	145,100	3,443,224
RCM Technologies, Inc. (a)(b)	780,100	3,307,624
Outlook Group Corp. (b)	350,000	3,041,500
PRG-Schultz International, Inc. (a)	1,000,000	2,820,000
The Standard Register Co.	100,000	1,581,000
CompuDyne Corp. (a)	76,000	532,000

		96,038,461
Communications Equipment (5.7%)
InterDigital Communications Corp. (a)(b)	3,000,000	52,500,000
Sonus Networks, Inc. (a)	2,750,000	13,145,000
Aastra Technologies, Ltd. (CAD)(a)(c)	600,000	9,430,111
Lantronix, Inc. (a)(b)	5,000,000	6,550,000
EMS Technologies, Inc. (a)	318,100	4,755,595
Asia Pacific Wire & Cable Corp., Ltd. (a)(b)(d)	1,137,300	3,582,495

		89,963,201
Computers & Peripherals (0.8%)
McDATA Corp. (Class A)(a)(b)	3,145,000	12,580,000

Construction & Engineering (1.6%)
URS Corp. (a)(h)	500,000	18,675,000
Comfort Systems USA, Inc. (a)	750,000	4,935,000
Insituform Technologies, Inc. (Class A)(a)	100,000	1,603,000

		25,213,000
Diversified Consumer Services (1.4%)
Regis Corp. (h)	400,000	15,632,000
The Princeton Review, Inc. (a)	1,000,000	5,830,000

		21,462,000
Diversified Financial Services (0.2%)
eSPEED, Inc. (Class A)(a)	300,000	2,673,000

Electrical Equipment (0.5%)
LSI Industries, Inc.	250,000	3,485,000
Powell Industries, Inc. (a)	171,500	3,236,205
Xantrex Technology, Inc. (CAD)(a)(c)	176,300	1,057,973

		7,779,178
Electronic Equipment & Instruments (0.8%)
OSI Systems, Inc. (a)	200,000	3,158,000
O.I. Corp. (a)(b)(d)	245,900	2,999,980
Checkpoint Systems, Inc. (a)	150,000	2,655,000
Zomax, Inc. (a)	770,000	2,140,600
MOCON, Inc.	160,245	1,506,303
Parlex Corp. (a)	95,300	552,740

		13,012,623

The accompanying Notes to Financial Statements are an integral part of these Statements.

14 |	Semiannual Report

Value Fund - Schedule of Investments (Continued)	June 30, 2005 (unaudited)

COMMON STOCKS (Continued)	Shares	Value
Energy Equipment & Services (4.6%)
Newpark Resources, Inc. (a)	2,500,000	$18,750,000
Input/Output, Inc. (a)	2,500,000	15,700,000
NATCO Group, Inc. (Class A)(a)	800,000	10,648,000
FuelCell Energy, Inc. (a)	1,000,000	10,210,000
Offshore Logistics, Inc. (a)	200,000	6,568,000
GulfMark Offshore, Inc. (a)	140,000	3,823,400
Global Industries, Ltd. (a)	300,000	2,550,000
W-H Energy Services, Inc. (a)	100,000	2,493,000
Matrix Service Co. (a)	434,400	1,989,552

		72,731,952
Food Products (2.1%)
Riken Vitamin Co., Ltd. (JPY)(c)	427,200	11,173,160
John B. Sanfilippo & Son, Inc. (a)	300,000	6,918,000
Poore Brothers, Inc. (a)(b)	1,409,400	6,300,018
Hanover Foods Corp. (Class A)(d)(e)	49,250	5,713,000
Monterey Gourmet Foods, Inc. (a)	547,257	1,707,442
Tasty Baking Co.	105,000	855,750

		32,667,370
Gas Utilities (0.0%)
Semco Energy, Inc. (a)	110,400	661,296
Health Care Equipment & Supplies (3.7%)
Analogic Corp.	334,600	16,837,072
Fukuda Denshi Co., Ltd. (JPY)(c)	300,000	10,741,342
STAAR Surgical Co. (a)(b)	1,500,000	7,410,000
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(d)	938,000	6,167,045
Compex Technologies, Inc. (a)(b)	1,000,000	4,120,000
Osteotech, Inc. (a)(b)	1,000,000	3,680,000
Medwave, Inc. (a)(b)	1,050,000	3,549,000
Lifecore Biomedical, Inc. (a)(b)	300,000	3,270,000
Sonic Innovations, Inc. (a)	400,000	1,916,000

		57,690,459
Health Care Providers & Services (5.0%)
Hooper Holmes, Inc.	2,360,000	9,794,000
Cross Country Healthcare, Inc. (a)	500,000	8,500,000
Henry Schein, Inc. (a)	200,000	8,304,000
Specialty Laboratories, Inc. (a)	877,600	7,380,616
PDI, Inc. (a)	507,500	6,257,475
BioScrip, Inc. (a)(b)	1,000,000	6,000,000
PAREXEL International Corp. (a)	300,000	5,955,000
National Home Health Care Corp. (b)	441,000	5,375,746
D & K Healthcare Resources, Inc.	587,682	4,965,913
MEDTOX Scientific, Inc. (a)(b)	508,750	3,917,375
Almost Family, Inc. (a)(b)(d)	245,600	3,367,176
Air Methods Corp. (a)	400,000	3,192,000
SRI/Surgical Express, Inc. (a)(b)(d)	600,000	3,168,000
Omnicell, Inc. (a)	315,000	2,772,000

		78,949,301
Hotels, Restaurants & Leisure (2.8%)
Multimedia Games, Inc. (a)(b)	1,375,000	15,138,750
Sunterra Corp. (a)	649,550	10,529,206
Buca, Inc. (a)	1,000,000	5,220,000
Champps Entertainment, Inc. (a)	503,800	3,778,500
Smith & Wollensky Restaurant Group, Inc. (a)(b)	599,700	3,652,173
Marcus Corp.	99,100	2,102,902
Sholodge, Inc. (a)(b)(d)(e)	447,700	1,678,875
O’Charley’s, Inc. (a)	88,500	1,562,910

		43,663,316
Household Durables (0.8%)
Levitt Corp. (Class A)	200,000	$5,984,000
Global-Tech Appliances, Inc. (a)(b)	1,181,200	5,811,504
Warderly International Holdings, Ltd. (HK)(c)	7,500,000	888,008

		12,683,512
Household Products (0.5%)
Oil-Dri Corp. of America (b)	450,000	8,113,500

Independent Power Producers & Energy Traders (2.0%)
Dynegy, Inc. (Class A)(a)	6,500,000	31,590,000

Insurance (6.0%)
Presidential Life Corp.	1,000,000	17,110,000
Kingsway Financial Services, Inc. (CAD)(c)	1,000,000	16,982,364
AmerUs Group Co.	250,000	12,012,500
Assured Guaranty, Ltd.	500,000	11,680,000
PXRE Group, Ltd.	400,000	10,088,000
Scottish Re Group, Ltd.	300,000	7,272,000
Meadowbrook Insurance Group, Inc. (a)	1,000,000	5,240,000
Vesta Insurance Group, Inc. (b)	2,000,000	5,200,000
Phoenix Cos., Inc.	300,000	3,570,000
SCPIE Holdings, Inc. (a)	301,900	3,438,641
Financial Industries Corp. (a)(e)	154,031	1,232,248

		93,825,753
Internet & Catalog Retail (0.0%)
PetMed Express, Inc. (a)	70,686	544,989

Internet Software & Services (1.4%)
RealNetworks, Inc. (a)	2,000,000	9,940,000
Ariba, Inc. (a)	1,000,000	5,800,000
Kintera, Inc. (a)	975,000	3,324,750
Digitas, Inc. (a)	210,000	2,396,100
S1 Corp. (a)	100,000	471,000

		21,931,850
IT Services (2.0%)
Forrester Research, Inc. (a)	400,000	7,132,000
Analysts International Corp. (a)(b)	1,600,000	5,472,000
Clark, Inc.	300,000	4,299,000
Anacomp, Inc. (Class A) (a)(b)(d)(e)	350,000	4,287,500
First Consulting Group, Inc. (a)	829,800	4,256,044
Lionbridge Technologies, Inc. (a)	500,000	3,390,000
Tier Technologies, Inc. (Class B)(a)	250,000	2,107,500
Tyler Technologies, Inc. (a)	100,000	756,000

		31,700,044
Leisure Equipment & Products (1.9%)
JAKKS Pacific, Inc. (a)	700,000	13,447,000
K2, Inc. (a)	700,000	8,876,000
Leapfrog Enterprises, Inc. (a)	300,000	3,390,000
Zindart, Ltd. (ADR)(a)(b)	563,000	2,505,350
Excelligence Learning Corp. (a)	243,000	1,841,940

		30,060,290
Machinery (2.3%)
Badger Meter, Inc. (b)	400,000	16,520,000
Federal Signal Corp.	500,000	7,800,000
Met-Pro Corp.	300,000	4,551,000
Miller Industries, Inc. (a)	250,000	3,220,000
MFRI, Inc. (a)(b)	463,200	3,144,202
Lindsay Manufacturing Co.	50,000	1,179,000

		36,414,202

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2005	| 15

Value Fund - Schedule of Investments (Continued)	June 30, 2005 (unaudited)

COMMON STOCKS (Continued)	Shares	Value
Media (2.4%)
Alliance Atlantis Communications, Inc.
(Class B)(CAD)(a)(c)	1,000,000	$23,514,043
Horipro, Inc. (JPY)(c)	700,000	6,767,677
Emak Worldwide, Inc. (a)	250,361	2,701,395
SPAR Group, Inc. (a)(b)	1,238,200	2,662,130
Opinion Research Corp. (a)	200,000	1,490,000

		37,135,245
Metals & Mining (2.3%)
Western Silver Corp. (CAD)(a)(c)	1,000,400	8,666,103
High River Gold Mines, Ltd. (CAD)(a)(b)(c)	7,501,400	8,268,199
LionOre Mining International, Ltd. (CAD)(a)(c)	1,500,000	7,703,299
Aleris International, Inc. (a)	300,000	6,765,000
Northwest Pipe Co. (a)	232,600	5,407,950

		36,810,551
Multiline Retail (0.9%)
Duckwall-ALCO Stores, Inc. (a)(b)	400,000	8,592,000
ShopKo Stores, Inc. (a)	206,800	5,027,308

		13,619,308
Oil, Gas & Consumable Fuels (6.0%)
Sherritt International Corp. (CAD)(c)	3,000,000	22,803,723
Clayton Williams Energy, Inc. (a)(b)	600,000	17,994,000
Harvest Natural Resources, Inc. (a)	1,500,000	16,395,000
Swift Energy Co. (a)	300,000	10,746,000
Plains Exploration & Production Co. (a)	300,000	10,659,000
Forest Oil Co. (a)	200,000	8,400,000
Whiting Petroleum Corp. (a)	200,000	7,262,000

		94,259,723
Personal Products (0.6%)
Nature’s Sunshine Products, Inc.	448,000	7,813,120
Natrol, Inc. (a)(b)	760,300	2,128,840

		9,941,960
Pharmaceuticals (1.5%)
Andrx Corp. (a)	400,000	8,124,000
Fuji Pharmaceutical Co., Ltd. (JPY)(c)	499,000	5,062,906
Teikoku Hormone Manufacturing Co., Ltd. (JPY)(c)	500,000	4,599,567
CNS, Inc.	137,800	3,148,730
Access Pharmaceuticals, Inc. (a)(b)	1,253,400	2,318,790

		23,253,993
Real Estate (0.6%)
Medical Properties Trust, Inc. (144A)(d)(e)(f)	482,800	4,852,140
Capital Lease Funding, Inc.	400,000	4,340,000

		9,192,140
Road & Rail (1.6%)
Marten Transport, Ltd. (a)	500,000	10,495,000
Dollar Thrifty Automotive Group, Inc. (a)	200,000	7,596,000
AMERCO (a)	100,000	5,355,000
U.S. Xpress Enterprises, Inc. (a)	100,000	1,191,000
Smithway Motor Xpress Corp. (Class A) (a)	116,626	641,443

		25,278,443
Software (3.5%)
Borland Software Corp. (a)	2,154,800	$14,781,928
Quovadx, Inc. (a)(b)	3,677,400	10,149,624
Novell, Inc. (a)	1,000,000	6,200,000
PLATO Learning, Inc. (a)	750,000	5,535,000
WatchGuard Technologies, Inc. (a)(b)	1,396,100	5,472,712
EPIQ Systems, Inc. (a)	303,500	4,965,260
Actuate Corp. (a)	2,500,000	4,675,000
OPNET Technologies, Inc. (a)	350,000	2,835,000
MetaSolv, Inc. (a)	500,000	1,175,000

		55,789,524
Specialty Retail (1.1%)
Shoe Carnival, Inc. (a)	500,000	10,880,000
Mothers Work, Inc. (a)(b)	300,000	3,930,000
Charlotte Russe Holding, Inc. (a)	165,895	2,067,052
Bombay Co., Inc. (a)	200,000	1,140,000

		18,017,052
Textiles, Apparel & Luxury Goods (1.0%)
Hampshire Group, Ltd. (a)(b)(d)	500,000	9,805,000
Ashworth, Inc. (a)(b)	608,431	5,481,963
Phoenix Footwear Group, Inc. (a)	55,800	325,872

		15,612,835
Thrifts & Mortgage Finance (0.9%)
Sterling Financial Corp. (a)	400,000	14,960,000

Water Utilities (0.2%)
Pure Cycle Corp. (a)	500,000	3,919,500

TOTAL COMMON STOCKS (Cost $1,017,186,289)		$1,396,547,495

CONVERTIBLE PREFERRED STOCKS (0.4%)	Shares	Value
Household Durables (0.4%)
Ronco Corp. 5.00% (a)(d)(e)(f)(g)	1,500,000	$5,655,000

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $5,655,000)		$5,655,000

The accompanying Notes to Financial Statements are an integral part of these Statements.

16 |	Semiannual Report

Value Fund - Schedule of Investments (Continued)	June 30, 2005 (unaudited)

WARRANTS (0.0%)	Shares	Value
Auto Components (0.0%)
Hy-Drive Technologies, Ltd. (CAD)(a)(c)(d)(e)(f)	1,395,234	$—

Biotechnology (0.0%)
Senesco Technologies, Inc. (a)(b)(d)(e)	50,000	—

Commercial Services & Supplies (0.0%)
Waste Services, Inc. (a)(d)(e)	75,000	—

Software (0.0%)
VocalTec Communications, Ltd. (a)(d)(e)	222,500	—

TOTAL WARRANTS (Cost $0)		$—

RIGHTS (0.0%)	Shares	Value
Health Care Equipment & Supplies (0.0%)
Medwave, Inc. (a)(b)(d)(e)(f)	66,346	$—

TOTAL RIGHTS (Cost $0)		$—

CONVERTIBLE BONDS (0.2%)	Par Amount	Value
Biotechnology (0.1%)
Aphton Corp. (b)(d)(e) 6.00%, 04/01/08	$5,000,000	$1,480,000

Electronic Equipment & Instruments (0.1%)
Parlex Corp. (d)(e) 7.00%, 07/28/07	1,500,000	1,087,500

TOTAL CONVERTIBLE BONDS (Cost $ 5,973,192)		$2,567,500

SHORT-TERM INVESTMENTS (13.6%)	Par Amount	Value
U.S. GOVERNMENT AND AGENCY SECURITIES (11.0%)
U.S. Treasury Bills, 8/11/05 (h)	$125,000,000	$124,587,289
U.S. Treasury Bills, 7/14/05	50,000,000	49,949,057

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES		$174,536,346

TIME DEPOSITS (2.6%) (+)
Brown Brothers Harriman, 2.70%	41,311,839	41,311,839

TOTAL SHORT-TERM INVESTMENTS (Cost $215,861,579)		$215,848,185

TOTAL INVESTMENTS (Cost $1,244,676,060) (102.8%)		$1,620,618,180
Other assets and liabilities, net (-2.8)%		(44,625,792)

TOTAL NET ASSETS (100.0%)		$1,575,992,388

SECURITIES SOLD SHORT (-2.8%)	Shares	Value
Oil, Gas & Consumable Fuels (-2.8%)
Energy Select Sector SPDR Fund	1,000,000	$44,470,000

TOTAL SECURITIES SOLD SHORT (Proceeds $40,468,478)		$44,470,000

(a)	Non-income producing security.

(b)	Affiliated company. See Note 9 in Notes to Financial Statements.

(c)	Foreign-denominated security.

(d)	Illiquid security, pursuant to the guidelines established by the Board of Directors. See Note 2(i) in Notes to Financial Statements.

(e)	Valued at fair value using methods determined by the Board of Directors. See Note 2(a) in Notes to Financial Statements.

(f)	Restricted security. See Note 2(j) in Notes to Financial Statements.

(g)	Security purchased on a when-issued basis. See Note 2(l) in Notes to Financial Statements. At June 30, 2005, the cost of the investment purchased on a when-issued basis was $5,655,000.

(h)	Segregated as collateral.

(+)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2005.

ADR - American Depositary Receipt.

CAD - Canadian issuer.

HK - Hong Kong issuer.

JPY - Japanese issuer.

Effective as of March 31, 2005, industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International. Prior to that time, Heartland Advisors, Inc. utilized other sources to determine industry and sector classifications.

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2005	| 17

Statements of Assets and Liabilities	June 30, 2005 (unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(1)	$96,264,129	$292,215,116	$1,244,676,060

Investments in securities, at value	$120,128,415	$320,092,308	$1,192,564,935
Investments in affiliates, at value	—	—	428,053,245
Foreign currency, at value (cost $0; $0; $426,853)	—	—	427,019
Receivable for securities sold	—	—	554,468
Accrued dividends and interest	129,858	461,190	498,617
Cash deposits with broker for future contracts	—	—	2,295,000
Variation margin on futures contracts	—	—	97,750
Prepaid expenses	12,481	47,615	196,345

Total Assets	120,270,754	320,601,113	1,624,687,379

LIABILITIES:
Securities sold short (proceeds $0; $0; $40,468,478)	—	—	44,470,000
Payable for securities purchased	1,233,806	—	3,222,367
Distributions payable	—	555,309	—
Accrued expenses	54,352	162,536	1,002,624

Total Liabilities	1,288,158	717,845	48,694,991

TOTAL NET ASSETS	$118,982,596	$319,883,268	$1,575,992,388

NET ASSETS CONSIST OF:
Paid in capital	$91,253,512	$272,694,350	$1,020,680,817
Accumulated undistributed net investment income (loss)	158,457	—	(9,907,464)
Accumulated undistributed net realized gains on investments	3,706,169	19,311,285	194,032,729
Net unrealized appreciation on investments	23,864,458	27,877,633	371,186,306

TOTAL NET ASSETS	$118,982,596	$319,883,268	$1,575,992,388

Shares outstanding, $.001 par value (100,000,000; 100,000,000 and 150,000,000 shares authorized, respectively)	4,874,027	12,420,423	33,517,202

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$24.41	$25.75	$47.02

(1)	Includes cost of investments in affiliates of $343,677,370 for the Value Fund. See Note 9 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18 |	Semiannual Report

Statements of Operations	For the Semiannual Period Ended June 30, 2005 (unaudited)

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends	$831,052	$2,716,931	$4,007,396
Interest	21,947	50,710	1,810,521
Foreign tax withholding	(241)	(11,371)	(75,213)

Total investment income	852,758	2,756,270	5,742,704

EXPENSES:
Management fees	404,599	1,233,988	6,147,527
Distribution fees	134,866	440,709	1,672,178
Transfer agent fees	76,314	306,015	1,156,639
Fund accounting fees	19,175	63,699	294,587
Custodian fees	5,484	16,772	73,689
Printing and communication fees	5,088	15,488	67,952
Postage fees	11,152	35,201	140,566
Legal fees	3,662	12,903	58,789
Registration fees	8,726	13,382	29,449
Directors’ fees	2,975	10,533	47,870
Audit fees	11,489	13,879	19,155
Insurance fees	7,695	28,321	132,571
Dividend expense for securities sold short	—	—	212,770
Other expenses	3,076	10,071	62,829

Total expenses	694,301	2,200,961	10,116,571

NET INVESTMENT INCOME (LOSS)	158,457	555,309	(4,373,867)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on:
Long positions	1,388,010	15,895,134	146,044,733
Futures contracts	—	—	5,274,084
Net change in unrealized appreciation (depreciation) on:
Long positions	3,272,130	(34,511,910)	(247,299,834)
Short positions	—	—	(4,001,522)
Futures contracts	—	—	(754,477)

TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS	4,660,140	(18,616,776)	(100,737,016)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,818,597	$(18,061,467)	$(105,110,883)

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2005	| 19

Statements of Changes in Net Assets

	SELECT VALUE FUND		VALUE PLUS FUND
	For the Semiannual Period Ended June 30, 2005 (unaudited)	Year Ended Dec. 31, 2004	For the Semiannual Period Ended June 30, 2005 (unaudited)	Year Ended Dec. 31, 2004
FROM INVESTMENT OPERATIONS:
Net investment income	$158,457	$64,568	$555,309	$1,180,376
Net realized gains on investments	1,388,010	5,302,194	15,895,134	27,410,478
Net change in unrealized appreciation (depreciation) on investments	3,272,130	9,296,028	(34,511,910)	19,571,399

Net increase (decrease) in net assets resulting from operations	4,818,597	14,662,790	(18,061,467)	48,162,253

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(63,020)	(725,630)	(934,591)
Net realized gains on investments	—	(958,873)	—	(9,816,456)

Total distributions to shareholders	—	(1,021,893)	(725,630)	(10,751,047)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	25,277,349	48,865,390	89,883,140	424,612,200
Distributions reinvested	—	983,122	162,734	10,672,718
Value of shares redeemed	(20,641,637)	(29,639,612)	(167,891,339)	(275,162,552)

Net increase in net assets derived from capital transactions	4,635,712	20,208,900	(77,845,465)	160,122,366

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,454,309	33,849,797	(96,632,562)	197,533,572
NET ASSETS AT THE BEGINNING OF THE PERIOD	109,528,287	75,678,490	416,515,830	218,982,258

NET ASSETS AT THE END OF THE PERIOD	$118,982,596	$109,528,287	$319,883,268	$416,515,830

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$158,457	$—	$—	$170,321

	VALUE FUND
	For the Semiannual Period Ended June 30, 2005 (unaudited)	Year Ended Dec. 31, 2004
FROM INVESTMENT OPERATIONS:
Net investment loss	$(4,373,867)	$(9,234,193)
Net realized gains on investments	151,318,817	230,815,589
Net change in unrealized appreciation (depreciation) on investments	(252,055,833)	(69,992,626)

Net increase (decrease) in net assets resulting from operations	(105,110,883)	151,588,770

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments	—	(201,900,357)

Total distributions to shareholders	—	(201,900,357)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	88,799,467	400,682,444
Dividends reinvested	—	192,937,060
Value of shares redeemed	(283,996,500)	(852,271,342)

Net increase (decrease) in net assets derived from capital transactions	(195,197,033)	(258,651,838)

TOTAL DECREASE IN NET ASSETS	(300,307,916)	(308,963,425)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,876,300,304	2,185,263,729

NET ASSETS AT THE END OF THE PERIOD	$1,575,992,388	$1,876,300,304

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT LOSS	$(9,907,464)	$—

The accompanying Notes to Financial Statements are an integral part of these Statements.

20 |	Semiannual Report

Financial Highlights

SELECT VALUE FUND

	For the Semiannual Period Ended June 30, 2005 (unaudited)		For the Year Ended December 31,
			2004	2003	2002	2001		2000
PER SHARE DATA
Net asset value, beginning of period	$23.37		$20.16	$14.87	$17.30	$15.03		$11.73
Income (loss) from investment operations:
Net investment income	0.03		0.01	0.01	0.03	0.08		0.17
Net realized and unrealized gains (losses) on investments	1.01		3.42	5.29	(2.43)	2.37		3.41

Total income (loss) from investment operations	1.04		3.43	5.30	(2.40)	2.45		3.58
Less distributions from:
Net investment income	—		(0.01)	(0.01)	(0.03)	(0.02)		(0.14)
Net realized gains on investments	—		(0.21)	—	—	(0.16)		(0.14)

Total distributions	—		(0.22)	(0.01)	(0.03)	(0.18)		(0.28)

Net asset value, end of period	$24.41		$23.37	$20.16	$14.87	$17.30		$15.03

TOTAL RETURN	4.45	%(1)	17.02%	35.66%	(13.85)%	16.43%		30.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$118,983		$109,528	$75,678	$56,268	$29,462		$10,947
Percentage of expenses to average net assets	1.29	%(2)	1.33%	1.47%	1.46%	1.48	%(3)	1.22	%(3)
Percentage of net investment income to average net assets	0.29	%(2)	0.07%	0.06%	0.21%	0.78%		1.42%
Portfolio turnover rate	21	%(1)	72%	47%	39%	108%		120%

(1)	Not annualized.

(2)	Annualized.

(3)	If there had been no expense reimbursement or management fee waiver by the Advisor, the percentage of net expenses to average net assets for the years ended December 31, 2001 and 2000 would have been 1.93% and 2.45%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2005	| 21

Financial Highlights

VALUE PLUS FUND

	For the Semiannual Period Ended June 30, 2005 (unaudited)		For the Year Ended December 31,
			2004	2003	2002	2001	2000
PER SHARE DATA
Net asset value, beginning of period	$26.85		$23.57	$15.39	$16.12	$12.11	$13.57
Income (loss) from investment operations:
Net investment income	0.05		0.09	0.06	0.12	0.18	0.25
Net realized and unrealized gains (losses) on investments	(1.09)		3.91	8.17	(0.73)	4.01	(1.42)

Total income (loss) from investment operations	(1.04)		4.00	8.23	(0.61)	4.19	(1.17)
Less distributions from:
Net investment income	(0.06)		(0.07)	(0.05)	(0.12)	(0.18)	(0.29)
Net realized gains on investments	—		(0.65)	—	—	—	—

Total distributions	(0.06)		(0.72)	(0.05)	(0.12)	(0.18)	(0.29)

Net asset value, end of period	$25.75		$26.85	$23.57	$15.39	$16.12	$12.11

TOTAL RETURN	(3.88	)%(1)	16.98%	53.56%	(3.79)%	34.76%	(8.83)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$319,883		$416,516	$218,982	$57,657	$60,057	$44,352
Percentage of expenses to average net assets(3)	1.25	%(2)	1.23%	1.34%	1.44%	1.48%	1.57%
Percentage of expenses to average net assets (excluding interest expense)	1.25	%(2)	1.23%	1.34%	1.44%	1.48%	1.36%
Percentage of net investment income to average net assets	0.32	%(2)	0.34%	0.32%	0.75%	1.27%	1.71%
Portfolio turnover rate	14	%(1)	57%	68%	65%	80%	121%

(1)	Not annualized.

(2)	Annualized.

(3)	Includes interest expense.

The accompanying Notes to Financial Statements are an integral part of these Statements.

22 |	Semiannual Report

Financial Highlights

VALUE FUND

	For the Semiannual Period Ended June 30, 2005 (unaudited)		For the Year Ended December 31,
			2004	2003	2002	2001	2000
PER SHARE DATA
Net asset value, beginning of period	$49.81		$51.14	$31.46	$37.25	$32.98	$36.50
Income (loss) from investment operations:
Net investment loss	(0.13)		(0.25)	(0.20)	(0.17)	(0.10)	(0.18)
Net realized and unrealized gains (losses) on investments	(2.66)		4.59	22.24	(4.09)	9.57	0.69

Total income (loss) from investment operations	(2.79)		4.34	22.04	(4.26)	9.47	0.51
Less distributions from:
Net realized gains on investments	—		(5.67)	(2.36)	(1.53)	(5.20)	(4.03)

Total distributions	—		(5.67)	(2.36)	(1.53)	(5.20)	(4.03)

Net asset value, end of period	$47.02		$49.81	$51.14	$31.46	$37.25	$32.98

TOTAL RETURN	(5.60	)%(1)	9.11%	70.16%	(11.49)%	29.45%	2.03%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,575,992		$1,876,300	$2,185,264	$923,754	$1,093,215	$895,531
Percentage of expenses to average net assets(3)	1.23	%(2)	1.20%	1.28%	1.29%	1.29%	1.28%
Percentage of expenses to average net assets (excluding dividend and interest expense)	1.20	%(2)	1.20%	1.28%	1.29%	1.29%	1.22%
Percentage of net investment loss to average net assets	(0.53	)%(2)	(0.46)%	(0.63)%	(0.48)%	(0.29)%	(0.46)%
Portfolio turnover rate	17	%(1)	32%	48%	49%	56%	48%

(1)	Not annualized.

(2)	Annualized.

(3)	Includes dividend expense on short sales and interest expense.

The accompanying Notes to Financial Statements are an integral part of these Statements.

June 30, 2005	| 23

NOTES TO FINANCIAL STATEMENTS

June 30, 2005 (Unaudited)

(1)	Organization

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (the “Funds”), each of which is a diversified fund, were issued by the Corporation at June 30, 2005.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with their vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Debt securities are stated at fair value as furnished by an independent pricing service based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value for the same security. In each case where the security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments. At June 30, 2005, 0.4% and 1.8% of the Value Plus and Value Funds’ net assets, respectively, were valued at their fair value using methods determined by the Board of Directors.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly paid no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Select Value and Value Funds are declared and paid at least annually. Dividends from the Value Plus Fund are declared and paid quarterly. Dividends are recorded on the ex-dividend date. Net realized gains on investments, if any, are distributed at least annually. During 2004, the Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Statement of Position 93-2 requires that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2004, the Select Value, Value Plus and Value Funds recorded a reclassification to decrease undistributed net realized gains on investments and increase paid in capital by $119,857, $6,271,802 and $43,543,372, respectively. Net assets are not affected by these reclassifications.

(d)	The Funds record security transactions no later than one business day after trade date. However, for financial reporting purposes, security transactions are accounted for on trade date. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method.

(e)	The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	Each Fund may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of its portfolio securities or to manage exposure to changing interest rates. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. The Heartland Value Fund had the following open short futures contracts at June 30, 2005:

TYPE	NUMBER OF CONTRACTS	EXPIRATION DATE	UNREALIZED DEPRECIATION	NOTIONAL VALUE
Russell 2000 Index	(170)	September 2005	$(754,477)	$54,663,500

(g)	A short sale is a transaction in which a Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete a short sale, a Fund must borrow the security to deliver to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. A Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in value between those dates. A Fund must pay any dividends or interest payable to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. A Fund maintains the collateral in a segregated account with its custodian or broker, consisting of cash, obligations of the U.S. Government, it’s agencies or instrumentalities, or equity securities sufficient to collateralize its obligation on the short positions.

(h)	The Funds may write covered call options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Funds may enter into options transactions for hedging purposes, and will not use these instruments for speculation. There were no option transactions during the semiannual period ended June 30, 2005.

(i)	At June 30, 2005, 0.4% and 4.0% of the Value Plus and Value Funds’ net assets, respectively, were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

24 |	Semiannual Report

(j)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. At June 30, 2005, the Value Fund held restricted securities representing 0.7% of net assets. The restricted securities held as of June 30, 2005 are identified below:

SECURITY	ACQUISITION DATE	ACQUISITION COST	SHARES	FAIR VALUE
Value Fund
Hy-Drive Technologies, Ltd. (Common Stock)	6/27/05	$1,207,343	2,325,391	$911,322
Hy-Drive Technologies, Ltd. (Warrants)	6/27/05	—	1,395,234	—
Medical Properties Trust, Inc. (144A)	3/31/04	4,828,000	482,800	4,852,140
Medwave, Inc. (Rights)	2/11/05	—	66,346	—
Ronco Corporation (Preferred Stock)	6/24/05	5,655,000	1,500,000	5,655,000

(k)	The Funds invest in foreign equity securities, whose values are subject to changes in market conditions, as well as changes in political and regulatory environments. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Funds may utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, the Funds are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values.

(l)	Each Fund may purchase securities on a when-issued basis. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but generally the securities are not issued, and delivery and payment for such obligations does not occur until a future date that may be a month or more after the purchase date. Obligations purchased on a when-issued basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund’s net asset value. On the date a Fund enters into an agreement to purchase securities on a when-issued basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, the respective Fund will segregate cash, obligations of the U.S. Government, it’s agencies or instrumentalities, or equity securities having a value at least equal to the Fund’s obligation under the position.

(m)	The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)	Credit Facility

Brown Brothers Harriman & Co. has made available to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”) dated December 21, 2004. The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors. Inc. believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds Rate plus 1.50%. Commitment fees are computed at a rate per annum equal to 0.10% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the semi-annual period ended June 30, 2005.

(4)	Investment Management Fees and Transactions with Related Parties

The Corporation entered into similar investment advisory agreements with Heartland Advisors, Inc. (the “Advisor”) to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value and Value Funds pay the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Funds, and the Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets of the Fund.

During the period from April 1, 1999 through April 30, 2000, the Advisor contractually committed to waive Select Value Fund fees paid to it and/or pay such Fund’s ordinary operating expenses (excluding brokerage commissions, interest and taxes) to the extent that annual operating expenses exceeded 0.95%. Effective May 1, 2000, the Advisor voluntarily committed to waive fees and/or reimburse expenses of the Select Value Fund to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest and taxes) exceeded 1.90%. Effective June 1, 2000, the Advisor modified the waiver for the Select Value Fund to provide for the waiver of fees and/or reimbursements of expenses to the extent that total annual ordinary operating expenses (excluding brokerage commissions, interest, taxes and extraordinary items) exceeded 1.25%. Effective November 30, 2001, the Advisor terminated the voluntary expense waiver. Without such waivers and reimbursements, total returns prior to this date would have been lower.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, each Fund pays the Fund’s distributor, Heartland Investor Services, LLC, (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. The Distributor is an indirect wholly-owned subsidiary of the BISYS Group, Inc., and is an affiliate of the Funds’ transfer agent and fund accountant, BISYS Fund Services Ohio, Inc. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement.

From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries fees for providing recordkeeping, subaccounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of June 30, 2005, there were no participants in the deferred compensation plan.

(5)	Early Redemption Fee

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of remaining shareholders. For the semiannual period ended June 30, 2005, fees for the Select Value, Value Plus and Value Funds were $405, $4,361 and $3,101, respectively. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital.”

June 30, 2005	| 25

(6)	Investment Transactions and Income Tax Basis Information

During the semiannual period ended June 30, 2005, the cost of purchases and proceeds from sales of securities, other than short-term obligations, are noted below. During the same period there were no purchases or sales of long-term U.S. Government securities.

	Cost of Purchases	Proceeds from Sales
Select Value Fund	$32,845,707	$21,862,066
Value Plus Fund	48,071,323	127,611,165
Value Fund	248,799,727	593,015,295

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Select Value Fund	$96,264,129	$24,929,503	$(1,065,217)	$23,864,286
Value Plus Fund	292,317,108	44,372,129	(16,596,929)	27,775,200
Value Fund	1,217,288,000	437,306,380	(78,446,200)	358,860,180

(7)	Fund Share Transactions

For the semiannual period ended June 30, 2005, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	1,078,795	3,510,523	1,895,780
Reinvested distributions from net investment income & distributions from net realized gains on investments	—	6,351	—
Shares redeemed	(892,133)	(6,611,494)	(6,049,265)

Net increase (decrease) in Fund shares	186,662	(3,094,620)	(4,153,485)

For the year ended December 31, 2004, Fund share transactions were as follows:

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Shares issued	2,319,425	16,901,366	7,659,696
Reinvested distributions from net investment income & distributions from net realized gains on investments	42,248	401,444	3,984,262
Shares redeemed	(1,427,378)	(11,078,727)	(16,704,373)

Net increase (decrease) in Fund shares	934,295	6,224,083	(5,060,415)

(8)	Litigation

On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the “High-Yield Funds”), in which the Corporation, the Advisor, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. Under the terms of the settlement, the Corporation, the Advisor, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither the Corporation nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although an affiliate of the Advisor did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from the Corporation, its Funds, directors or officers. The High-Yield Funds, which had been in receivership since March 2001, were liquidated in December 2004.

On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against the Advisor; William J. Nasgovitz, President of the Advisor, President and a director of the Corporation and member of the Heartland Value Plus and Value Fund portfolio management teams; Paul T. Beste, Chief Operating Officer of the Advisor and Vice President of the Corporation; Kevin D. Clark, an officer of the Advisor; Hugh Denison, a former director of the Corporation who presently serves as Senior Vice President of the Advisor and as a member of the portfolio management team for the Heartland Select Value Fund; certain former officers of the Advisor; and others.

The SEC alleges various violations of the federal securities laws with respect to: the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds’ net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other SEC filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing; breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-public information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

In February 2004, the Advisor, and Messrs. Nasgovitz, Beste, Denison, and Clark filed their answers to the SEC’s complaint, denying the allegations and claims made therein and raising affirmative defenses.

The complaint does not involve the Corporation, the Heartland Select Value, Value Plus or Value Funds, any portfolio manager of the Funds (other than Mr. Nasgovitz and Mr. Denison) or any of the current independent directors of the Corporation. However, an adverse outcome for the Advisor and/or its officers named in the complaint could result in an injunction that would bar the Advisor from serving as investment advisor to the Funds or bar such officers from continuing to serve in their official capacities for the Advisor. The Advisor has advised the Funds that, if these results occur, the Advisor will seek exemptive relief from the SEC to permit it to continue serving as investment advisor to the Funds. There is no assurance that the SEC will grant such exemptive relief.

26 |	Semiannual Report

(9)	Transactions with Affiliates

The following companies are “affiliated” (as defined in Section (2)(a)(3) of the Investment Company Act of 1940) with the Value Fund; that is, the Fund held 5% or more of the outstanding voting securities during the semiannual period ended June 30, 2005:

VALUE FUND

Security Name	Share Balance at January 1, 2005		Purchases	Sales	Share Balance at June 30, 2005	Dividends	Realized Gains (Losses)
Access Pharmaceuticals, Inc.	1,253,400		0	0	1,253,400	$0	$0
AirNet Systems, Inc.	1,000,000		0	0	1,000,000	0	0
Allied Defense Group, Inc.	300,000		0	30,700	269,300	0	175,333
Almost Family, Inc.	250,000		0	4,400	245,600	0	34,544
American Physicians Service Group, Inc.	185,649		0	0	185,649	0	0
Anacomp, Inc. (Class A)	350,000		0	0	350,000	0	0
Analysts International Corp.	1,400,000		200,000	0	1,600,000	0	0
Aphton Corp.	1,962,872		87,753	1,000	2,049,625	0	(11,210)
Ashworth, Inc.	700,000		0	91,569	608,431	0	352,890
Asia Pacific Wire & Cable Corp., Ltd.	1,137,300		0	0	1,137,300	0	0
Badger Meter, Inc.	400,000		0	0	400,000	140,000	0
Barrett Business Services, Inc.	734,978	(2)	0	39,256	695,722	0	560,040
BioScrip, Inc.(1)	840,000		160,000	0	1,000,000	0	0
Clayton Williams Energy, Inc.	500,000		100,000	0	600,000	0	0
Compex Technologies, Inc.	600,000		400,000	0	1,000,000	0	0
Discovery Laboratories, Inc.	2,895,556		104,444	0	3,000,000	0	0
Discovery Partners International, Inc.	1,000,000		700,000	0	1,700,000	0	0
Duckwall-ALCO Stores, Inc.	400,000		0	0	400,000	0	0
Fuel-Tech N.V.	1,000,000		0	0	1,000,000	0	0
Genitope Corp.	1,350,000		75,000	0	1,425,000	0	0
The Geo Group, Inc.	505,400		0	18,500	486,900	0	426,709
Global-Tech Appliances, Inc.	1,186,800		0	5,600	1,181,200	0	6,509
Hampshire Group, Ltd.	551,474	(4)	0	51,474	500,000	0	982,940
High River Gold Mines, Ltd.	7,501,400		0	0	7,501,400	0	0
Industrial & Financial Systems (Class B)	6,000,000		0	6,000,000	0	0	2,335,693
InterDigital Communications Corp.	3,000,000		0	0	3,000,000	0	0
Intersections, Inc.	228,400		771,600	0	1,000,000	0	0
Isolagen, Inc.	1,250,000		1,050,000	0	2,300,000	0	0
Kendle International, Inc.	1,000,000		0	0	1,000,000	0	0
Lantronix, Inc.	5,000,000		0	0	5,000,000	0	0
Lifecore Biomedical, Inc.	1,000,000		0	700,000	300,000	0	8,153,868
McDATA Corp. (Class A)	2,495,000	(3)	1,000,000	350,000	3,145,000	0	(2,099,635)
MEDTOX Scientific, Inc.	558,750		0	50,000	508,750	0	62,664
Medwave, Inc.	900,000		150,000	0	1,050,000	0	0
MFRI, Inc.	463,200		0	0	463,200	0	0
Midwest Air Group, Inc.	1,557,500		0	0	1,557,500	0	0
Mothers Work, Inc.	200,000		100,000	0	300,000	0	0
Multimedia Games, Inc.	1,250,000		750,000	625,000	1,375,000	0	(6,199,245)
National Home Health Care Corp.	441,000		0	0	441,000	66,150	0
Natrol, Inc.	500,000		260,300	0	760,300	0	0
O.I. Corp.	245,900		0	0	245,900	0	0
Oil-Dri Corp. of America	450,000		0	0	450,000	99,000	0
OrthoLogic Corp.	2,500,000		600,000	0	3,100,000	0	0
Osteotech, Inc.	1,000,000		0	0	1,000,000	0	0
Outlook Group Corp.	350,000		0	0	350,000	42,000	0
Patrick Industries, Inc.	293,525		0	0	293,525	0	0
Poore Brothers, Inc.	951,800		457,600	0	1,409,400	0	0
Quovadx, Inc.	3,677,400		0	0	3,677,400	0	0
RCM Technologies, Inc.	780,100		0	0	780,100	0	0
Senesco Technologies, Inc.	1,225,000		75,000	0	1,300,000	0	0
Sholodge, Inc.	450,000		0	2,300	447,700	0	(12,524)
Smith & Wollensky Restaurant Group, Inc.	700,000		0	100,300	599,700	0	(125,994)
SPAR Group, Inc.	1,300,000		0	61,800	1,238,200	0	116,085
SRI/Surgical Express, Inc.	600,000		0	0	600,000	0	0
STAAR Surgical Co.	950,000		550,000	0	1,500,000	0	0
Superior Consultant Holdings Corp.	1,000,000		0	1,000,000	0	0	5,127,388
Vesta Insurance Group, Inc.	2,000,000		0	0	2,000,000	0	0
WatchGuard Technologies, Inc.	2,000,000		0	603,900	1,396,100	0	(2,109,070)
Zindart, Ltd. (ADR)	563,000		0	0	563,000	0	0

						$347,150	$7,776,985

(1)	Formerly known as Chronimed, Inc., merged on 3/14/05 with an adjusted share balance.

(2)	2:1 stock split on 5/20/05.

(3)	Formerly known as Computer Network Technologies Corp., merged on 6/1/05 with an adjusted share balance.

(4)	2:1 stock split on 6/29/05.

June 30, 2005	| 27

Board Review of Investment Advisory Agreements

The Investment Company Act of 1940, as amended, requires that the annual renewal of the Advisory Agreements be approved by the vote of a majority of the Board of Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds (as that term is defined in the Investment Company Act of 1940) (the “Independent Directors”), cast in person at a meeting called for the purposes of voting on such approval. At its meeting held May 20, 2005, the Independent Directors of the Corporation approved the annual continuation of the Advisory Agreements.

The Directors’ approval was based on its consideration and evaluation of a variety of factors, which included, among other things: (1) the nature, extent and quality of the services provided by the Advisor, including the investment process used by the Advisor; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and the total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the profitability of the Advisor with respect to each Fund; and (5) the extent to which economies of scale may be realized as each Fund grows. To facilitate the evaluation of these factors, the Advisor provided various materials and information to the Board, including:

Nature, Extent and Quality of Services provided by the Advisor

•	The Investment Advisory Agreement dated October 23, 1984, between the Corporation, on behalf of the Value Fund, and the Advisor;

•	The Investment Advisory Agreement dated January 12, 1987, between the Corporation, on behalf of the Select Value and Value Plus Funds, and the Advisor;

•	A summary of service providers to the Corporation;

•	A summary of the Advisor’s investment process;

•	Biographical information regarding the portfolio management teams for the Select Value, Value Plus and Value Funds;

•	The Advisor’s current Form ADV Part II;

•	A summary of soft dollar arrangements; and

•	A summary of brokerage commissions for 2004 trading activity on behalf of the Funds.

The Performance, Fees and Expenses of Each Fund

•	A Section 15(c) Report prepared by Lipper, Inc. comparing the expenses and performance of the Funds against peer groups and standardized indices; and

•	Information on each Fund’s net expense ratios, performance and Morningstar ratings to a peer group of funds.

The Profitability of the Advisor

•	A profitability analysis prepared by management of the Advisor;

•	An independent advisor profitability study prepared by Lipper, Inc.;

•	The Advisor’s financial statements and independent auditors report for the year ended December 31, 2004;

•	Consolidated financial statements of Heartland Holdings, Inc. (the parent company of the Advisor) and its subsidiaries and independent auditors report for the year ended December 31, 2004;

•	Consolidated (unaudited) financial statements of Heartland Holdings, Inc. and its subsidiaries for the year ended March 31, 2005;

•	Shareholder Equity Projection for Heartland Holdings, Inc. and its subsidiaries; and

•	Business valuation analysis for Heartland Holdings, Inc. and its subsidiaries.

Economies of Scale

•	A memorandum regarding economies of scale.

The Board did not consider or review the scope of services or fees that the Advisor provides to other clients, because the Advisor does not provide investment management services to other mutual funds. In addition to the foregoing documents and information, legal counsel to the Corporation and the Independent Directors provided a memorandum that outlined the duties and responsibilities of the Board of Directors in connection with approval of investment advisory agreements, together with related memoranda summarizing relevant case law on this issue.

After reviewing and discussing this information, and taking into account other information routinely provided to the Board at its regular quarterly meetings throughout the year regarding the quality of the services provided by the Advisor, the performance of the Funds, regulatory compliance issues and related matters, the Independent Directors reached the following conclusions:

•	The nature and extent of the services provided by the Advisor (a) is appropriate for the investment objectives and programs of the Select Value, Value Plus and Value Funds and to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations, and (b) the quality of the services provided by the Advisor is acceptable;

•	The investment performance of each Fund compares favorably on a long-term basis with the respective Fund’s benchmark and peer group and, with respect to the disappointing shorter term performance of the Value Fund and, to a lesser extent, the Value Plus Fund, the Board believes that each portfolio management team has properly analyzed issues that have hampered the short-term performance and have responded appropriately to position those Funds for improved future performance;

•	The operating expenses of the Funds compare favorably to their peer groups and are fair and reasonable based on the nature, scope and quality of the services provided to the Funds;

•	The level of profitability realized by the Advisor from its provision of services to the Funds is reasonable; and

•	The Advisor has sufficient financial resources and revenues to enable it to finance the provision and delivery of the services it is obligated to provide under the Advisory Agreements.

With regard to economies of scale, the Independent Directors agreed that, while certain fixed costs are spread over a broader base of assets as asset size increases, given the nature of the investment program of the Value Fund, and taking into consideration the favorable comparison of the Value Fund’s expense ratios to its peers, there are no significant economies of scale to be realized in terms of the portfolio management function. The Independent Directors further noted that the same principles may hold true for the Value Plus Fund and, in any case, that Fund is far below any asset level that would warrant consideration of breakpoints. With regard to the Select Value Fund, the Independent Directors deemed it advisable to consider breakpoints for this Fund in the future, but determined that, given the present asset level of the Fund and its acceptable expense ratios compared to its peers, no breakpoints presently are warranted for this Fund.

28 |	Semiannual Report

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs including, redemption fees; (2) ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expense Paid During Period* 1/1/05-6/30/05	Annualized Expense Ratio During Period 1/1/05-6/30/05
Heartland Select Value Fund	$1,000.00	$1,044.50	$6.54	1.29%
Heartland Value Plus Fund	1,000.00	961.20	6.08	1.25
Heartland Value Fund	1,000.00	944.00	5.93	1.23

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value 1/1/05	Ending Account Value 6/30/05	Expense Paid During Period* 1/1/05-6/30/05	Annualized Expense Ratio During Period 1/1/05-6/30/05
Heartland Select Value Fund	$1,000.00	$1,018.40	$6.46	1.29%
Heartland Value Plus Fund	1,000.00	1,018.60	6.26	1.25
Heartland Value Fund	1,000.00	1,018.70	6.16	1.23

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available at www.heartlandfunds.com, or upon request, without charge, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Commission’s website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

June 30, 2005	| 29

Information Regarding Executive Directors and Officers

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. Pursuant to the Corporation’s bylaws, the Board delegates day-to-day management of the Funds to the officers of the Corporation. The Board meets regularly to review the Funds’ investments, performance and expenses. The Board elects the officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the

INDEPENDENT DIRECTORS

Name	Address	Date of Birth	Position(s) Held With the Corporation	Term of Office and Length of Time Served(1)
Lawrence M. Woods	524 Sunset Drive, Worland, WY 82401	4/14/32	Chairman of the Board and Director	Since 2/03

Dale J. Kent	1900 South 18th Avenue, West Bend, WI 53095	11/12/52	Director	Since 8/03

Michael D. Dunham	12000 West Park Place, Milwaukee, WI 53224	7/25/45	Director	Since 1/04

Robert A. Rudell	6623 Kelsey Court, Edina, MN 55436	9/6/48	Director	Since 2/05

INTERESTED DIRECTORS AND OFFICERS
Name	Address	Date of Birth	Position(s) Held With the Corporation	Term of Office and Length of Time Served
William J. Nasgovitz(3)	789 N. Water Street, Milwaukee, WI 53202	10/8/44	President and Director	Since 12/84

Eric J. Miller	789 N. Water Street, Milwaukee, WI 53202	8/6/53	Chief Executive Officer	Since 1/04

Paul T. Beste	789 N. Water Street, Milwaukee, WI 53202	1/23/56	Vice President	Since 9/97

Nicole J. Best	789 N. Water Street, Milwaukee, WI 53202	9/2/73	Treasurer and Principal Accounting Officer	Since 6/00

Constance R. Wick	789 N. Water Street, Milwaukee, WI 53202	8/23/64	Vice President, Secretary and Chief Compliance Officer	Since 4/03

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	Mr. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with Heartland Advisors, Inc.

The standing committees of the Corporation’s Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Lawrence M. Woods, Dale J. Kent, Michael D. Dunham and Robert A. Rudell. Mr. Woods serves as chairman of the audit committee and Mr. Dunham serves as chairman of the nominating committee. Mr. Kent has been determined by the Board to be an audit committee financial expert.

30 |	Semiannual Report

Advisor, the distribution agreement with the Distributor and each Fund’s distribution plan, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that 75% of Board members and the Chairman of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and officer of the Corporation.

Principal Occupations During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships(2) Held by Director
Retired; Trustee, The AAL Mutual Funds, 1987 to 2002; President and CEO, Centennial Airlines, 1983 to 1987; Director, Mobil Corporation, 1977 to 1985, and Vice President, Mobil Corporation, 1969 to 1977.	3	None

Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

President and Owner, Dunham Global Associates, Ltd., since 2001; Senior Vice President — Business Development, IFS AB, since January 2000; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Merge Technologies, Inc. (a provider of radiological imaging and information integration solutions)

Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, LPL Financial Advisors/Optimum Funds, May 2003 to present; Director, Bloodhound Investment Research, Inc., September 2003 to present.

Principal Occupations During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships(2) Held by Director
President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None

Senior Vice President, Heartland Advisors, Inc., since 1994; Vice President and Chief Financial Officer, American Appraisal Associates, 1986 to 1994; Financial Manager, Chilton Company, 1984 to 1986; Financial Analyst, FMC Corporation, 1980-1984.	N/A	N/A

Secretary and Treasurer, Heartland Value Manager, LLC., since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; employed by Heartland Advisors, Inc., in other capacities since 1997; Director of Taxes/Compliance, Strong Capital Management, Inc., 1992 to 1997.	N/A	N/A

Senior Vice President and Treasurer, Heartland Advisors, Inc., since March 2001; employed by Heartland Advisors, Inc., in other capacities, 1998 to 2001; employed by Arthur Andersen, LLP, 1995 to 1998.	N/A	N/A

Senior Vice President and Director of Compliance, Heartland Advisors, Inc., since February 2003; Associate Counsel, Strong Capital Management, Inc., 1998 to 2002.	N/A	N/A

The audit committee is responsible for the selection of the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the audit committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The audit committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee has adopted a written charter.

The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies for election and re-election to the Board as and when required. The nominating committee generally does not accept recommendations for nominations by shareholders of the Funds. The nominating committee has adopted a written charter.

The Funds’ Statement of Additional Information includes additional information about the directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

June 30, 2005	| 31

Definitions

Lipper Definitions

Multi-Cap Value Funds are funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Small-Cap Core Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Other Definitions

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index is an unmanaged index of stocks consisting of the smaller two-thirds of the 3000 largest publicly traded U.S. companies. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

Russell Microcap™ Index measures performance of the micro cap segment of the U.S. equity market. The Russell Microcap Index includes the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities. It is not possible to invest directly in an index.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 of the largest stocks (in terms of market value) in the United States representing 88 separate industries. It is not possible to invest directly in an index.

S&P MidCap 400 Barra Value Index is a capitalization-weighted index of the stocks in the S&P MidCap 400 Index that have low price-to-book ratios. It is not possible to invest directly in an index.

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

32 |	Semiannual Report

THE HEARTLAND

FAMILY OF VALUE FUNDS

Individual Investors:

1-800-432-7856

Financial Advisors:

Financial Advisor Services: 1-800-442-6391

www.heartlandfunds.com

Heartland Investor Services, LLC, Distributor

3435 Stelzer Road

Columbus, Ohio 43219

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance information current to the most recent month end, please call 1-800-432-7856 or visit www.heartlandfunds.com.

Statements regarding particular securities are not recommendations to buy or sell the securities discussed, but rather illustrations of our value investment strategy. Such statements represent the portfolio manager’s views when made and are subject to change at any time based on market and other considerations.

An investor should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

050219

Heartland Investor Services, LLC, Distributor

789 North Water Street, Suite 500

Milwaukee, WI 53202

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable – only for annual reports.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable – only for annual reports.

Item 3.	Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable – only for annual reports.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable – only for annual reports.

Item 5.	Audit Committee of Listed Registrants.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.	Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

The schedules of investments are included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

Disclosure Controls and Procedures. The Registrant’s management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant’s principal executive and financial officers have concluded that the design and operation of the Registrant’s disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Heartland Group, Inc.

By (Signature and Title)*	/s/ ERIC J. MILLER
Eric J. Miller, Chief Executive Officer

Date August 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ ERIC J. MILLER
Eric J. Miller, Chief Executive Officer

Date August 24, 2005

By (Signature and Title)*	/s/ NICOLE J. BEST
Nicole J. Best, Treasurer and Principal Accounting Officer

Date August 24, 2005

*	Print the name and title of each signing officer under his or her signature.